Other payables and accruals - Schedule Of Other Payables And Accruals (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Disclosure Of Other Current Payables And Accruals Current [Abstract]
Contract liabilities (Note i)	¥ 101,053		¥ 33,543
Employee benefit payables	44,589		21,155
Accrued expenses	114,606		20,376
Other taxes payable	5,771		5,855
Revenue-based financing	21,628		0
Others	5,356		906
Total	¥ 293,003	$ 41,268	¥ 81,835